Supplement Dated February 13, 2019 to Prospectus August 7, 2005

CG Variable Life Insurance Separate Account A

The Group Variable Universal Life Insurance Policy

This Supplement should be retained with the August 7, 2005 Product Prospectus for The Group Variable Universal Life Insurance Policy issued by Connecticut General Life Insurance Company.

Effective March 1, 2019, the American Century VP Capital Appreciation Fund (Class I) will be closed to new purchases and transfers in. You may choose to keep existing allocations in the fund. Further, the Janus Henderson VIT Enterprise Portfolio will be added as an investment option.

Effective March 1, 2019, the following provision is added to “The Variable Funds” section of the Prospectus:

Janus Henderson VIT Enterprise Portfolio

The Portfolio seeks long-term growth of capital.

In addition, effective March 1, 2019, the following entry is added to the “Investment Advisors” listing of funds under the “Investment Risk” section of the Prospectus:

Janus Henderson VIT Enterprise Portfolio is a portfolio of the Janus Henderson Investors Variable Insurance Trust.

Janus Capital Management, LLC is the investment adviser to the Porfolio.

GVUL Product Prospectus Supplement (02/2019)